UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 12, 2025

FIVE BELOW, INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-35600	75-3000378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Market Street
Suite 300
Philadelphia, PA 19106
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 546-7909

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FIVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2025 Annual Meeting of Shareholders of Five Below, Inc. (the “Company”) was held on June 12, 2025 (the “Annual Meeting”). A total of 55,055,966 shares of the Company’s common stock were entitled to vote as of April 15, 2025, the record date for the Annual Meeting, of which 46,895,713 were present in person or by proxy at the Annual Meeting. The following is a summary of the final voting results for each matter presented to shareholders, which are described in detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the U.S. Securities and Exchange Commission on May 2, 2025.

PROPOSAL 1: Election of ten Directors to hold office until the 2026 Annual Meeting of Shareholders.

Name	For	Against	Abstentions	Broker Non-Votes
Winnie Y. Park	43,796,489	162,969	43,015	2,893,240
Kathleen S. Barclay	41,679,611	2,280,107	42,755	2,893,240
Karen Bowman	43,767,441	191,768	43,264	2,893,240
Michael F. Devine, III	43,497,084	459,356	46,033	2,893,240
Dinesh S. Lathi	43,865,082	94,091	43,300	2,893,240
Richard L. Markee	43,882,332	77,272	42,869	2,893,240
Thomas M. Ryan	43,199,959	759,617	42,897	2,893,240
Ronald L. Sargent	37,339,177	6,617,125	46,171	2,893,240
Mimi E. Vaughn	43,864,835	94,357	43,281	2,893,240
Zuhairah S. Washington	43,781,687	177,281	43,505	2,893,240

PROPOSAL 2: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2026.

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,916,271	2,938,061	41,381	—

PROPOSAL 3: Approval on an advisory (non-binding) basis of the Company’s named executive officer compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,421,538	1,435,615	145,320	2,893,240

PROPOSAL 4: Approval on an advisory (non-binding) basis of the frequency of future advisory votes to approve executive compensation.

1 Year	2 Years	3 Years	Abstentions
42,965,915	7,086	1,004,210	25,262

In accordance with the shareholder vote on Proposal 4, the Board of Directors of the Company has determined to hold its advisory vote on executive compensation every year, until the next required vote on the frequency of such votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Five Below, Inc.

By:	/s/ Kenneth R. Bull
Name:	Kenneth R. Bull
Title:	Chief Operating Officer and Interim Chief Financial Officer and Treasurer

Date: June 13th, 2025